UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S. MoPac Expressway Barton Oaks Plaza One Suite 250 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2018, we entered into a master services agreement (the “MSA”) with Fujifilm Diosynth Biotechnologies UK Limited (“FDBK”), Fujifilm Diosynth Biotechnologies Texas, LLC (“FDBT”), and Fujifilm Diosynth Biotechnologies U.S.A., Inc. (“FDBU” and together with FDBK and FDBT, “Fujifilm”), which became effective as of November 26, 2018.  Under the MSA, Fujifilm will provide research, development, testing and manufacturing services of certain of our products, which are or will be designated as programs pursuant to scope of work agreements.

The fees for such services are or will be set out in each scope of work agreement. We may pay additional fees in consideration of certain research and development and technical consultancy services in relation to the procurement, testing and management of consumables, subcontracted work (including delivery of material to and from such subcontractors), process-specific equipment (including installation and qualification thereof), modifications and special waste.

The MSA also contains customary limitations on liabilities and indemnification obligations of the Company and Fujifilm. Either party may terminate the MSA by giving six (6) months written notice to the other party, provided there are no uncompleted programs existing at the date such notice is given, or upon material breach. We may also be required to pay Fujifilm cancellation fees in the event that we decide to terminate any scope of work prior to its completion, calculated as a percentage of the fees payable under the applicable scope of work agreement. Additionally, upon providing written notice, we may cancel certain stages or programs for convenience, and Fujifilm may terminate for certain unforeseen technical errors.

We expect to file the MSA as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and may seek confidential treatment for certain terms and provisions of the MSA. The foregoing description is qualified in its entirety by reference to the complete text of the MSA, when filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: November 29, 2018	By:	/s/ Charles N. York II
Charles N. York II
Chief Financial Officer

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